T. Rowe Price Funds

Supplement to Summary Prospectuses

The disclosure under “Purchase and Sale of Fund Shares” is supplemented as follows:

Effective November 15, 2021, the I Class will require a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The date of this supplement is October 22, 2021.

G30-041-S 10/22/2021